                                                                                                                        EXHIBIT 10.1
                                                                                                                       EXECUTION COPY

                                                        WARRANT AGENT AGREEMENT

                                             STRATS(SM) CALLABLE CERTIFICATES, SERIES 2007-2

                                   STRATS(SM) TRUST FOR BNSF FUNDING TRUST I SECURITIES, SERIES 2007-2

WARRANT  AGENT  AGREEMENT,  dated as of July 31, 2007 (the "Warrant  Agent  Agreement" or the  "Agreement"),  by and between  SYNTHETIC
FIXED-INCOME SECURITIES,  INC., a Delaware corporation,  as Trustor (the "Trustor"),  U.S. BANK TRUST NATIONAL ASSOCIATION,  as Trustee
(the "Trustee") and U.S. BANK TRUST NATIONAL ASSOCIATION, as Warrant Agent (the "Warrant Agent").

                                                              W I T N E S S E T H:

WHEREAS,  concurrently  with the  execution of this  Agreement,  the Trustor and the Trustee are  creating the STRATS(SM)  Trust For BNSF
Funding Trust I Securities, Series
2007- 2 (the "Trust"),  a trust being created under the laws of the State of New York pursuant to a Base Trust  Agreement,  dated as of
September 8,  2006 (the "Base  Trust  Agreement"),  between the  Trustor  and the  Trustee,  as  supplemented  by the  STRATS(SM)  Series
Supplement  2007-2,  dated as of July 31,  2007 (the  "Series  Supplement"  and,  together  with the Base Trust  Agreement,  the "Trust
Agreement"), between the Trustor and the Trustee; and

WHEREAS,  all  representations,  covenants  and  agreements  made herein by the Trustor,  the Warrant Agent and the Trustee are for the
benefit and security of the Warrantholders (as defined in Article 1).

WHEREAS,  in connection  with the creation of the Trust and the deposit  therein of the  Underlying  Securities,  and in  consideration therefor,  it is desired to provide for the issuance of trust certificates (the  "Certificates")  evidencing undivided interests in the
Trust and 75 call  warrants  with  respect to the  Underlying  Securities,  each  relating to (i) call options with respect to $500,000 principal amount of the Underlying  Securities per Call Warrant and (ii) the right to receive the Warrantholder  Allocation Amounts (as defined in the Series Supplement) (the "Call Warrants").

NOW,  THEREFORE,  in consideration  of the foregoing  premises and the mutual covenants  expressed  herein,  it is hereby agreed by and among the Trustor, the Trustee and the Warrant Agent as follows:

                                                               Article I

                                                         Exercise of Warrants

         Section I.1       Manner  of  Exercise.  (a) Each of the Call  Warrants  may be  exercised  by the  holder  thereof  (each,  a
"Warrantholder"),  on any Warrant  Exercise  Date.  Each Call Warrant may be exercised in whole or in part;  provided,  that,  for each
Warrant Exercise Date the

exercising  Warrantholder (or, if applicable,  two or more affiliated  Warrantholders) must purchase Called Underlying  Securities in a minimum aggregate principal amount of $500,000 and multiples thereof. The "Called Underlying Securities" shall be Underlying Securities having a principal  amount equal to $500,000 per exercised Call Warrant.  The following  conditions  shall apply to any exercise of the
Call Warrants:

                  (i)      A written notice in the form of Exhibit I attached to the Call Warrants (the "Call  Notice")  specifying the number of Call  Warrants  being  exercised  and the Warrant  Exercise  Date shall be  delivered  to the Warrant  Agent and the
         Trustee at least 10 but not greater than 60 days before such Warrant Exercise Date.

                  (ii)     The Warrantholder  shall surrender the Call Warrants to the Warrant Agent at its office specified in Section
         VI.3 hereof no later than 11:00 a.m. (New York City time) on such Warrant Exercise Date.

                  (iii)    Except in  connection  with a Call Notice  relating to a tender offer for  Underlying  Securities  where the called Underlying  Securities cannot be delivered to the relevant  Warrantholder due to time constraints or other restrictions relating to such tender,  which shall be settled as set forth in Section  10(j) of the Series  Supplement,  the  Warrantholder
         shall have made  payment to the Warrant  Agent,  by wire  transfer or other  immediately  available  funds  acceptable  to the
         Warrant Agent,  in the amount of the Warrant  Exercise  Purchase  Price for the exercised  Call Warrants,  no later than 11:00
         a.m. (New York City time) on the Warrant  Exercise Date and shall have delivered in connection  with its payment,  an executed subscription for the Underlying Securities in the form of Exhibit II attached to the Call Warrants.

                  (iv)     The Warrantholder  shall have satisfied all conditions to the exercise of Call Warrants set forth in Section
         8 of the Series Supplement.

         Upon exercise of the Call Warrants, the Warrantholder shall be entitled to delivery of the Called Underlying Securities.

         (b) The Warrant  Agent shall notify the Trustee  immediately  upon  receipt by the Warrant  Agent of a notice by the holder of the Call Warrants and upon receipt of payment of the applicable  Warrant  Exercise  Purchase Price from such holder  pursuant to clause
(a) of this Section I.1.  The Warrant  Agent shall  transfer  each  payment made by the holder  thereof  pursuant to clause (a) of this
Section I.1 to the Trustee in immediately  available  funds,  for  application  pursuant to the Trust Agreement no later than 1:00 p.m.
(New York City time) on the  applicable  Warrant  Exercise  Date (and,  pending  such  transfer,  shall hold each such  payment for the benefit of the holder thereof in a segregated trust account).

         (c) A notice by the  holder of a Call  Warrant  does not impose any  obligations  on a holder of a Call  Warrant in any way to pay any Warrant  Exercise  Purchase Price.  If, by 11:00 a.m. (New York City time) on the Warrant Exercise Date, the holder of the Call
Warrant being  exercised has not paid the Warrant  Exercise  Purchase  Price  (except in  connection  with a Call Notice  relating to a tender  offer  for  Underlying  Securities  that  will  not be  delivered  to the  relevant  Warrantholder),  then  such  notice  shall automatically  expire and none of the holders of

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such Call Warrant,  the Warrant Agent and the Trustee shall have any obligations with respect to such notice by the holder of such Call
Warrant.  The  expiration of a notice by the holder of this Call Warrant shall in no way affect a holder of a Call  Warrant's  right to subsequently  deliver a notice which  satisfies the terms of the Trust  Agreement.  The Warrant  Exercise  Purchase Price for a call in connection  with a tender offer shall be deducted  from the proceeds of a tender  offer by the Trust  pursuant to Section  10(j) of the
Series Supplement.

         (d) The Call Warrants will become  immediately  exercisable upon an SEC Reporting  Failure (whether such SEC Reporting Failure occurs  before or after July 15, 2012) and, if the Call  Warrants  are in the money,  as defined in the Trust  Agreement,  they will be deemed to be exercised  without further action by the  Warrantholders  and will be cash settled  concurrently  with the distribution to
Certificateholders,  as  provided  in  Section  10(g) of the Trust  Agreement.  Notwithstanding  the  foregoing,  if at any time an SEC
Reporting  Failure  occurs and is  continuing,  Warrantholders  will have the right to exercise  the Call  Warrants so long as the Call
Warrants are exercised prior to the liquidation or distribution of the Underlying Securities.

         (e) The Call Warrants may also be exchanged,  together with  Certificates,  for Underlying  Securities,  upon  compliance with the  provisions  of Section  8(f) of the Series  Supplement,  and any such  exchange  shall be deemed an exercise  of the related  Call
Warrants for purposes of the transfer of the exchanged principal amount of Underlying Securities pursuant to Section I.2.

         Section I.2       Transfer of Underlying  Securities.  As soon as practicable  after each surrender of the Call Warrants,  and no later than 11:00 a.m. (New York City time) on the Warrant Exercise Date and upon  satisfaction of all other  requirements  described in the Call  Warrants,  the Warrant  Agent shall  instruct the Trustee to cause the Called  Underlying  Securities  represented  by the number of Warrants  being  exercised  hereunder to be registered on the book-entry  system of the related  depositary in the registered name or names furnished by the holder,  and, in case such exercise is of less than all of the Call Warrants,  new Call Warrants of like tenor,  representing the remaining  unexercised and outstanding Call Warrants of the holder, shall be delivered by the Warrant Agent to the holder  thereof;  provided,  however,  that if such Call  Notice is in  connection  with a tender  offer and the called  Underlying
Securities  cannot be delivered to the relevant  Warrantholder due to time constraints or other  restrictions  relating to such tender, the Warrant Agent shall  instruct the Trustee to distribute to the  exercising  Warrantholder  the excess of the tender offer  proceeds over the Call  Price  pursuant  to  Section  10(j) of the  Series  Supplement.  The  Trustee  shall  cause the  delivery  of the Called
Underlying  Securities to the holder or its nominee no later than 1:00 p.m.  (New York City time) on the  applicable  Warrant  Exercise
Date in accordance with Section 8(e) of the Series Supplement.

         Section I.3       Cancellation  and  Destruction of Call Warrant.  All Call Warrants  surrendered to the Warrant Agent for the purpose of exercise  pursuant to Section I.1 and  actually  exercised,  or for the purpose of transfer or exchange  pursuant to Article
III,  shall be cancelled by the Warrant  Agent,  and no Call Warrant (other than that  reflecting  such transfer or exchange)  shall be issued in lieu thereof.  The Warrant Agent shall destroy all cancelled Call Warrants.

         Section I.4       No Rights as Holder of  Underlying  Securities  Conferred by Warrants.  Prior to the exercise  thereof,  the
Call Warrants shall not entitle the holder thereof to any of the rights of a holder of the Underlying  Securities,  including,  without limitation,  the right to receive

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the  payment of any amount on or in respect of the  Underlying  Securities  or to enforce any of the covenants of the Trust Agreement.

         Section I.5       Pro Rata  Reduction  of Call  Warrants  if  Partial  Redemption  of  Underlying  Securities.  If  Underlying
Securities are redeemed in part by the Underlying  Issuer and the  Warrantholders  do not exercise their call rights in connection with such partial  redemption,  then the number of Call Warrants held by each  Warrantholder  shall be reduced  proportionately  so that the aggregate amount of Underlying  Securities callable by Call Warrants shall equal the amount of Underlying  Securities held by the Trust after giving effect to such partial redemption.

         Section I.6       Selection of Called  Underlying  Securities in the event of a Call in Connection with a Partial  Redemption.
If a Warrantholder  exercises Call Warrants in connection with a partial  redemption of the Underlying  Securities,  the Trustee shall, to the extent  possible,  select  Called  Underlying  Securities  for  transfer  to the  Warrantholder  that have been  selected by the
Underlying  Issuer  for  redemption.  If more than one  Warrantholder  exercises  Call  Warrants  in such  circumstances,  such  Called
Underlying  Securities that have been selected for redemption shall be allocated among such  Warrantholders in proportion to the number of Call Warrants exercised by each.

                                                              Article II

                                                       Restrictions on Transfer

         Section II.1      Restrictive  Legends.  The Call Warrants may not be transferred  except to a transferee  whom the transferor of the Call Warrants  reasonably believes is (A) a "Qualified  Institutional  Buyer" (as defined in Rule 144A under the Securities Act)
and (B)  acquiring  the Call  Warrants for its own account or for the account of an investor of the type  described in clause (A) above as to which the transferee  exercises sole investment  discretion.  In addition,  each  transferee  shall be required to deliver to the
Warrant Agent an investment letter in the form of Exhibit III attached to the Call Warrants.

         Except as otherwise permitted by this Article II, the Call Warrants (or the Call Warrants issued upon the transfer of the
Call Warrants) shall be issued with a legend in substantially the following form:

         "These Call Warrants have not been registered  under the Securities Act of 1933, as amended and may not be  transferred,  sold or otherwise  disposed of except while a  registration  under such Act is in effect or pursuant to the exemption  therefrom  under such
Act provided  pursuant to Rule 144A  thereunder.  The Call Warrants  represented  hereby may be transferred only in compliance with the conditions  specified  in these Call  Warrants  including  the  delivery of an  Investment  Letter in the form  attached  hereto.  Each prospective  transferee  of these Call Warrants  shall be required to represent  that it is (A) a "Qualified  Institutional  Buyer" (as defined in Rule 144A) and (B) acquiring  the Call Warrants for its own account or for the account of an investor of the type  described in clause (A) above as to which the transferee exercises sole investment discretion."

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         Section II.2      Notice of Proposed  Transfer.  Prior to any transfer of any Call Warrant,  the holder thereof will give five
(5) Business Days (or such lesser period  acceptable to the Warrant  Agent) prior written  notice to the Warrant Agent of such holder's intention to effect such transfer and to comply in all other  respects  with this Section II.2.  Each transfer of Call Warrants must be for a whole number of Call Warrants.

                                                              Article III

                                           Registration and Transfer of Call Warrants, etc.

         Section III.1     Warrant  Register;  Ownership of Call Warrants.  The Warrant Agent will keep a register in which the Warrant
Agent will provide for the  registration  of Call  Warrants and the  registration  of transfers  of Call  Warrants  representing  whole numbers of Call  Warrants.  The Trustee and the Warrant Agent may treat the Person in whose name any Call Warrant is registered on such register as the owner  thereof  for all  purposes,  and the  Trustee  and the Warrant  Agent shall not be affected by any notice to the contrary.

         Section III.2     Transfer and Exchange of Call Warrants.  Upon surrender of any Call Warrant for  registration of transfer or for exchange to the Warrant Agent,  the Warrant Agent shall (subject to compliance with Article II) execute and deliver,  and cause the
Trustee, on behalf of the Trust, to execute and deliver,  in exchange therefor,  a new Call Warrant of like tenor and evidencing a like number of Call  Warrants,  in the name of such holder or as such holder (upon payment by such holder of any  applicable  transfer taxes or government charges) may direct.  The Call Warrants must be transferred in a minimum amount of $500,000.

         Section III.3     Replacement of Call Warrants.  Upon receipt of evidence reasonably  satisfactory to the Warrant Agent of the loss,  theft,  destruction  or  mutilation  of any Call Warrant  and, in the case of any such loss,  theft or  destruction  of any Call
Warrant,  upon delivery of an indemnity bond in such reasonable amount as the Warrant Agent may determine,  or, in the case of any such mutilation,  upon the  surrender  of such Call Warrant for  cancellation  to the Warrant  Agent,  the Warrant  Agent shall  execute and deliver,  and cause the Trustee,  on behalf of the Trust,  to execute and deliver,  in lieu  thereof,  a new Call Warrant of like tenor bearing a number not contemporaneously outstanding.

         Section III.4     Execution  and Delivery of Call  Warrants.  The Warrant  Agent hereby  agrees  (subject to  compliance  with
Article II) to execute and deliver any new Call  Warrants  issued in  accordance  with Section I.2 or this Article III and the Trustee, on behalf of the Trust, shall further execute by  acknowledgement  thereon any such Call Warrants as the Warrant Agent shall request in accordance herewith.

                                                              Article IV

                                                              Definitions

         As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "Allocation  Amount":  With  respect  to any  amounts  held by the  Trust  on such  date,  (i)

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all such amounts representing interest received with respect to the Underlying  Securities,  including accrued and unpaid interest, and
(ii) 94.082% of all such amounts representing principal of the Underlying Securities, not to exceed $25 per Certificate.

         "Business Day":  As defined in the Trust Agreement.

         "Call Warrant":  As defined in the Recitals hereof.

         "Certificateholder" or "Holder":  With respect to any Certificate, the holder thereof.

         "Certificates": As defined in the Trust Agreement.

         "Closing Date":  July 31, 2007.

         "Called Underlying Securities":  As defined in Section I.1(a) hereof.

         "Person": Any individual,  corporation,  partnership,  joint venture,  association,  joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Rating Agency":  Standard & Poor's Ratings Services and any successor thereto.

         "Responsible Officer":  As defined in the Trust Agreement.

         "SEC Reporting Failure":  If (1) the Underlying Securities Guarantor (as defined in the Series  Supplement) either  (x) states in writing  that it intends  permanently  to cease  filing  periodic  reports  required  under the  Securities  Exchange Act of 1934 or
(y) fails to file all required periodic reports for any applicable  reporting period, and (2) the Trustor determines after consultation with the Securities and Exchange  Commission (the "Commission")  that under applicable  securities laws, rules or regulations the Trust must be liquidated or the Underlying Securities distributed.

         "Securities  Act":  The  Securities  Act of 1933,  or any  similar  federal  statute,  and the  rules and  regulations  of the
Commission thereunder, all as the same shall be in effect at the time.

         "Trust":  As defined in the Recitals hereof.

         "Trust  Agreement":  The Base Trust  Agreement,  dated as of  September 8,  2006,  between  the Trustor  and the  Trustee,  as supplemented  by the STRATS(SM)  Supplement  2007-2,  dated as of July 31, 2007,  between the Trustor and the Trustee,  incorporating  by reference the definitions and assumptions thereto, as the same may be amended or modified from time to time.

         "Trustee":  As defined in the Recitals hereof, or any successor thereto under the Trust Agreement.

         "Trustor":  As defined in the Recitals hereof, or any successor thereto under the Trust Agreement.

         "Trustor Order":  As defined in the Trust Agreement.

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         "Underlying Issuer":  As defined in the Trust Agreement.

         "Underlying Securities":  As defined in the Trust Agreement.

         "Underlying Securities Guarantor":  As defined in the Trust Agreement.

         "Warrant  Agent":  U.S. Bank Trust National  Association,  a national  banking  association,  in its capacity as warrant agent hereunder, or any successor thereto hereunder.

         "Warrant  Exercise  Date":  Any Business Day on or after July 15, 2012 and any Business Day during any earlier  period  during which (i) an Event of Default with respect to the Underlying  Securities  has occurred and is  continuing,  (ii) a tender offer for the
Underlying  Securities has occurred,  (iii) any redemption or other unscheduled payment on the Underlying Securities has been announced and the  distribution  to  securityholders  of the redemption  price or other  unscheduled  payment has not yet occurred or (iv) an SEC
Reporting  Failure has occurred and is continuing,  in each case as set forth in the notice from the Warrantholder to the Warrant Agent and the Trustee.

         "Warrant  Exercise  Purchase  Price":  An amount paid by the  Warrantholder on each Warrant Exercise Date equal to 100% of the principal  amount of the  Underlying  Securities  being  purchased  pursuant to the exercise of the Call Warrants,  in each case,  plus accrued and unpaid interest to and including the Warrant Exercise Date.

         Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

                                                               Article V

                                                             Warrant Agent

         Section V.1       Limitation on Liability.  The Warrant Agent shall be protected  against,  and shall incur no,  liability for or in respect of any action taken,  suffered or omitted by it in connection  with its  administration  of the Call Warrants in reliance upon any  instrument of  assignment  or transfer,  power of attorney,  endorsement,  affidavit,  letter,  notice,  direction,  consent, certificate,  statement or other paper or document in good faith  believed by it to be genuine and to be signed,  executed  and,  where necessary,  verified  and  acknowledged,  by the proper  Person or Persons;  unless a court of  competent  jurisdiction  enter in a non appealable judgment that such liability resulted from the gross negligence or willful misconduct of the Warrant Agent.

         Section V.2       Duties of Warrant Agent.  The Warrant Agent  undertakes  only the specific  duties and  obligations  imposed hereunder upon the following terms and conditions,  by all of which the Trustor,  the Trust, the Trustee and each  Warrantholder  shall be bound:

         (a) The Warrant  Agent may consult with legal  counsel  (who may be legal  counsel for the  Trustor),  and the opinion of such counsel shall be full and complete  authorization  and  protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance  with

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such opinion,  provided the Warrant Agent shall have exercised  reasonable care in the selection by it of such counsel.

         (b) Whenever in the  performance  of its duties  hereunder,  the Warrant  Agent shall deem it necessary or desirable  that any fact or matter be proved or established by the Trustor or the Trustee prior to taking or suffering any action  hereunder,  such fact or matter may be deemed to be conclusively  proved and established by a Trustor Order or a certificate signed by a Responsible  Officer of the Trustee and delivered to the Warrant Agent;  and such certificate  shall be full  authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

         (c)  The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith.

         (d) The Warrant Agent shall not be liable for or by reason of any of the  statements of fact or recitals  contained  herein or be required to verify the same,  but all such  statements  and  recitals are and shall be deemed to have been made by the Trust and the
Trustor only.

         (e) The Warrant Agent shall not have any  responsibility  in respect of and makes no  representation as to the validity of the
Call  Warrants or the  execution  and  delivery  thereof  (except the due  execution  thereof by the  Warrant  Agent);  nor shall it be responsible  for any  breach  by the  Trust of any  covenant  or  condition  contained  in the Call  Warrants;  nor shall it by any act thereunder be deemed to make any representation or warranty as to the Underlying Securities to be purchased thereunder.

         (f) The Warrant  Agent is hereby  authorized  and  directed to accept  instructions  with  respect to the  performance  of its duties  hereunder from the Chairman of the Board,  the Chief Executive  Officer,  Chief  Financial  Officer,  Chief Operating  Officer,
President,  a Vice President,  its Treasurer,  an Assistant Treasurer,  its Secretary or an Assistant Secretary of the Trustor, and any
Responsible  Officer of the Trustee,  and to apply to such officers for advice or instructions  in connection  with its duties,  and it shall not be liable for any action  taken or  suffered  to be taken by it in good faith in  accordance  with  instructions  of any such officer.

         (g) The Warrant  Agent and any  shareholder,  director,  officer or employee of the Warrant Agent may buy, sell or deal in any of the Call  Warrants  or other  securities  of the Trust or  otherwise  act as fully and  freely as though it were not  Warrant  Agent hereunder,  so long as such persons do so in full compliance with all applicable laws.  Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Trust, the Trustor or for any other legal entity.

         (h) The  Warrant  Agent may  execute  and  exercise  any of the  rights  or powers  hereby  vested in it or  perform  any duty hereunder either by itself or by or through its attorneys or agents.

         (i) The Warrant  Agent shall act solely as the agent of the  Warrantholders  hereunder.  The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein,  and no implied  covenants or obligations  shall be read into the Call Warrants against the Warrant Agent, whose duties shall be determined solely by the express provisions  thereof.  The
Warrant Agent shall not be deemed to be a fiduciary.

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         (j) The Warrant Agent shall not have any duty to calculate or determine  any  adjustments  with respect  either to the Warrant
Exercise Purchase Price or to the kind and amount of property receivable by holders of Call Warrants upon the exercise thereof.

         (k) The  Warrant  Agent  shall not be  responsible  for any  failure  on the part of the  Trustee  to  comply  with any of its covenants and obligations contained herein or in the Call Warrants.

         (l) The Warrant Agent shall not be under any  obligation or duty to institute,  appear in or defend any action,  suit or legal proceeding in respect hereof or the Call Warrants,  unless first indemnified to its  satisfaction,  but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider  proper,  whether with or without such  indemnity.
The  Warrant  Agent shall  promptly  notify the  Trustor  and the  Trustee in writing of any claim made or action,  suit or  proceeding instituted against it arising out of or in connection with the Call Warrants.

         (m) The  Trustee  will  perform,  execute,  acknowledge  and  deliver or cause to be  performed,  executed,  acknowledged  and delivered  all such further  acts,  instruments  and  assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.

         Section V.3       Change of Warrant  Agent.  The Warrant Agent may resign and be  discharged  from its duties  hereunder  upon thirty (30) days' notice in writing  mailed to the Trustor and the Trustee by registered or certified  mail,  and to the holders of the
Call  Warrants by  first-class  mail at the expense of the  Trustor;  provided  that no such  resignation  or  discharge  shall  become effective  until a  successor  Warrant  Agent shall have been  appointed  hereunder.  The  Trustor may remove the Warrant  Agent or any successor  Warrant Agent upon thirty (30) days' notice in writing,  mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to the holders of the Call Warrants by  first-class  mail;  provided  further that no such removal  shall become  effective until a successor  Warrant  Agent  shall have been  appointed  hereunder.  If the  Warrant  Agent  shall  resign or be removed or shall otherwise become incapable of acting,  the Trustor shall promptly appoint a successor to the Warrant Agent,  which may be designated as an interim  Warrant  Agent.  If an interim  Warrant Agent is  designated,  the Trustor shall then appoint a permanent  successor to the
Warrant Agent,  which may be the interim  Warrant Agent.  If the Trustor shall fail to make such  appointment of a permanent  successor within a period of thirty (30) days after such removal or within sixty (60) days after  notification in writing of such  resignation or incapacity by the  resigning or  incapacitated  Warrant Agent or by the holder of a Call Warrant,  then the Warrant Agent or registered holder of any Warrant may apply to any court of competent  jurisdiction  for the appointment of such a successor.  Any successor to the
Warrant Agent (or any parent of such successor)  appointed  hereunder must have long-term  unsecured debt obligations that are rated in one of the four highest rating  categories by the Rating  Agency.  Any entity which may be merged or  consolidated  with or which shall otherwise  succeed to  substantially  all of the trust or agency  business  of the Warrant  Agent  shall be deemed to be the  successor
Warrant Agent without any further action.  The holders of more than 50% of the outstanding  Call Warrants,  by an instrument  delivered to the  Trustor and the  Warrant  Agent in  writing,  shall have the right to object to, and by  objecting  shall  thereby  prevent the occurrence of, any proposed action by the Trustor under this Section V.3.

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         Section V.4       Indemnification  of Warrant Agent.  The Trustor shall  indemnify and hold harmless the Warrant Agent and its successors,  assigns,  agents  and  servants  against  any  and  all  loss,  liability  or  reasonable  expense  (including  attorney's fees) incurred by it in connection with the performance of its duties under this Agreement.  The Warrant Agent shall notify the Trustor promptly  of any claim for which it may seek  indemnity.  Failure by the Warrant  Agent to so notify the Trustor  shall not relieve the
Trustor of its obligations  hereunder.  The Trustor need not reimburse any expense or indemnify against any loss,  liability or expense incurred by the Warrant Agent through the Warrant Agent's own willful  misconduct,  negligence or bad faith. The indemnities  contained in this Section V.4 shall survive the resignation or termination of the Warrant Agent or the termination of this Agreement.

         Failure by the Trustor to pay, reimburse or indemnify the Warrant Agent shall not entitle the Warrant Agent to any payment, reimbursement or indemnification from the Trust, nor shall such failure release the Warrant Agent from the duties it is required to perform under this Agreement. Any unpaid, unreimbursed or unindemnified amounts shall not be borne by the Trust and shall not constitute a claim against the Trust, but shall be borne by the Warrant Agent in its individual capacity, and the Warrant Agent shall have no recourse against the Trust with respect thereto.

         Section V.5       Appointment of Warrant Agent.  The Trust has duly appointed U.S. Bank Trust National  Association as Warrant
Agent for  purposes of the Warrant  Agent  Agreement  and to perform  such other  obligations  and duties as are herein set forth.  The
Warrant Agent hereby accepts such appointment and agrees that it shall follow the procedures set forth in this Agreement.

                                                              Article VI

                                                             Miscellaneous

         Section VI.1      Remedies.  The remedies at law of the  Warrantholder  in the event of any default or  threatened  default by the Warrant  Agent in the  performance  of or  compliance  with any of the terms of the Call  Warrants are not and will not be adequate and, to the fullest extent  permitted by law, such terms may be specifically  enforced by a decree for the specific  performance of any agreement contained herein or by an injunction against a violation of any of the terms thereof or otherwise.

         Section VI.2      Limitation on  Liabilities  of Holder.  Nothing  contained in the Call Warrants or this  Agreement  shall be construed as imposing any obligation on the holder thereof to purchase any of the Underlying  Securities  except in accordance with the terms thereof.

         Section VI.3      Notices.  All  notices  and other  communications  under this  Agreement  shall be in  writing  and shall be delivered, or mailed by registered or certified mail, return receipt requested,  by a nationally recognized overnight courier,  postage prepaid,  addressed (a) if to any holder of any Call  Warrant,  at the  registered  address of such holder as set forth in the register kept by the Warrant  Agent,  or (b) if to the Warrant  Agent,  to 100 Wall Street,  Suite 1600,  New York,  New York 10005,  Attention:
Corporate  Trust or to such other address  notice of which the Warrant Agent shall have given to the holder  thereof and the Trustee or
(c) if to the Trust or the

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Trustee,  to the Corporate Trust Office (as set forth in the Trust Agreement);  provided that the exercise of any Call Warrant shall be effective in the manner provided in Article I.

         Any notice to be given by the Trustor,  the Warrant Agent or the Trustee to the  Warrantholders  shall be sufficiently sent if sent by facsimile and  first-class  mail to the  addresses set forth in the Warrant  Register.  Notwithstanding  any  provisions of the
Trust  Agreement  to  the  contrary,  the  Trustee  shall  deliver  all  notices  or  reports  required  to be  delivered  by it to the
Warrantholders  without  charge  to such  Warrantholders.  In the  event  that the  Trustee  receives  a  request  from the  Underlying
Securities  Trustee,  the Underlying  Issuer or, if  applicable,  the Depositary  with respect to the  Underlying  Securities,  for the
Trustee's consent to any amendment,  modification or waiver of the Underlying Securities, or any document relating thereto, or receives any other  solicitation  for any action with respect to the  Underlying  Securities,  the Trustee shall within two (2) Business Days of the date of such request mail a notice of such proposed amendment, modification, waiver or solicitation to the Warrantholders.

         Section VI.4      Amendment.  (a) This  Agreement  may be  amended  from  time to time by the  Trustor,  the  Trustee  and the
Warrant Agent without the consent of the  Warrantholder,  upon receipt of an opinion of counsel  satisfactory to the Warrant Agent that the  provisions  hereof have been  satisfied and that such  amendment  would not alter the status of the Trust as a grantor trust under the  Internal  Revenue  Code of 1986 (the  "Code"),  for any of the  following  purposes:  (i) to cure any  ambiguity  or to correct or supplement any provision  herein which may be defective or  inconsistent  with any other  provision  herein or to provide for any other terms or modify any other  provisions  with respect to matters or questions  arising under the Call Warrants  which shall not adversely affect in any material  respect the interests of the holder  thereof or any holder of a Certificate or (ii) to evidence and provide for the acceptance of appointment hereunder of a Warrant Agent other than U.S. Bank Trust National Association.

         (b) Without  limiting the  generality of the  foregoing,  this  Agreement may also be modified or amended from time to time by the  Trustor,  the Trustee and the Warrant  Agent with the consent of the holders of 66-2/3% of the  outstanding  Call  Warrants,  upon receipt of an opinion of counsel  satisfactory to the Warrant Agent that the provisions  hereof  (including,  without  limitation,  the following  proviso) have been  satisfied,  for the purpose of adding any provisions to or changing in any manner or eliminating  any of the  provisions of the Call Warrants or of modifying in any manner the rights of the holders of the Call Warrants;  provided,  however, that no such  amendment  shall (i)  adversely  affect in any  material  respect the  interests of holders of  Certificates  without the consent of the holders of Certificates  evidencing not less than the Required  Percentage-Amendment  of the aggregate  Voting Rights of such affected  Certificates (as such terms are defined in the Trust Agreement) and without written  confirmation from the Rating Agency that such  amendment will not result in a downgrading  or withdrawal of its rating of the  Certificates;  (ii) alter the dates on which
Call  Warrants  are  exercisable  or the  amounts  payable  upon  exercise  of a Call  Warrant  without  the  consent of the holders of
Certificates  evidencing  100% of the aggregate  Voting Rights of such  affected  Certificates  and the holders of 100% of the affected
Call Warrants or (iii) reduce the percentage of aggregate  Voting Rights  required by (i) or (ii) without the consent of the holders of all such affected  Certificates.  Notwithstanding  any other  provision of this  Agreement,  this Section  VI.4(b) shall not be amended without the consent of the holders of 100% of the affected Call Warrants.

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         (c) The Warrant  Agent shall notify the Rating Agency of any such proposed  amendment or  modification  prior to the execution thereof and  promptly  after the  execution of any such  amendment  or  modification,  the Warrant  Agent shall  furnish a copy of such amendment or modification to each holder of a Call Warrant,  to each holder of a Certificate and to the Rating Agency.  It shall not be necessary  for the consent of holders of Call  Warrants  or  Certificates  under this  Section to approve  the  particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall  approve the  substance  thereof.  The manner of obtaining  such consents and of evidencing the  authorization of the execution  thereof shall be subject to such reasonable  regulations as the Warrant
Agent may prescribe.

         Section VI.5      Expiration.  The right to  exercise  the Call  Warrants  shall  expire on the  earliest  to occur of (a) the cancellation  thereof,  (b) the termination of the Trust Agreement or (c) the  liquidation,  disposition or payment in full (whether by maturity, redemption or otherwise) of all of the Underlying Securities.

         Section VI.6      Descriptive  Headings.  The headings in this  Agreement  are for  purposes of  reference  only and shall not limit or otherwise affect the meaning hereof.

         Section VI.7      GOVERNING  LAW. THIS  AGREEMENT  SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE  WITH,  AND THE RIGHTS OF THE
PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         Section VI.8      Judicial  Proceedings;  Waiver of Jury. Any judicial  proceeding  brought against the Trust,  the Trustee or the Warrant Agent with respect to the Call  Warrants or this  Agreement  may be brought in any court of competent  jurisdiction  in the
County of New York,  State of New York or of the United  States of America for the Southern  District of New York and, by execution and delivery of the Call  Warrants,  the Trustee on behalf of the Trust and the Warrant Agent (a) accepts,  generally and  unconditionally, the nonexclusive  jurisdiction of such courts and any related  appellate court, and irrevocably  agrees that the Trust, the Trustee and the Warrant  Agent shall be bound by any judgment  rendered  thereby in  connection  with the Call  Warrants,  subject to any rights of appeal,  and (b) irrevocably  waives any objection that the Trust, the Trustee or the Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

         Section VI.9      Nonpetition  Covenant; No Recourse.  Each of (i) the Warrantholder,  by its acceptance thereof, and (ii) the
Warrant  Agent,  agrees that it shall not (and, in the case of the holder,  that it shall not direct the Warrant  Agent to),  until the date which is one year and one day after the payment in full of the  Certificates  and all other  securities  issued by the Trust,  the
Trustor or entities  formed,  established or settled by the Trustor,  acquiesce,  petition or otherwise  invoke or cause the Trust, the
Trustor or any such other  entity to invoke the  process of the United  States of  America,  any State or other  political  subdivision thereof or any entity  exercising  executive,  legislative,  judicial,  regulatory  or  administrative  functions of or  pertaining  to government  for the purpose of commencing  or  sustaining a case by or against the Trust,  the Trustor or any such other entity under a federal  or state  bankruptcy,  insolvency  or  similar  law or  appointing  a  receiver,  liquidator,  assignee,  trustee,  custodian, sequestrator  or other  similar  official  of the Trust,  the  Trustor or any such other  entity or all or any part of the  property or

                                                                 12

assets of Trust,  the Trustor or any such other  entity or  ordering  the winding up or  liquidation  of the affairs of the Trust,  the
Trustor or any such other entity.  Notwithstanding  anything to the contrary herein,  the provisions of this Section VI.9 shall survive the termination of this Agreement.

         Section VI.10     Amendments to the Trust  Agreement.  The Trustee hereby agrees not to consent to any amendments to the Trust
Agreement which will adversely affect the rights of the Warrantholders in a material manner without the consent of the Warrantholders.

         Section VI.11     Express  Beneficiaries.  The  Warrantholders  shall be express third party  beneficiaries  to this Agreement entitled to the benefits hereof and to enforce the provisions hereof.

         Section VI.12     Breach of Representation  and Warranty.  Upon the discovery by the Trustor or the Trustee of a breach of any of the  representations  and  warranties  made in the Trust  Agreement  that  materially  and  adversely  affects the  interests of the
Warrantholders,  the party  discovering such breach shall forward or cause the Warrant Agent to forward a written notice of such breach to the Warrantholders.

         Section VI.13     Administration  of  Trust.  In  addition  to the  provisions  set  forth in  Section  3.1 of the Base  Trust
Agreement,  the Trustee shall  administer  the Trust for the benefit of the  Warrantholders  but only to the extent of the interests of the  Warrantholders  therein  and  provided  further,  in the event of a conflict of interest  between the  Certificateholders  and the
Warrantholders,  the interests of the  Certificateholders  shall prevail. The Warrantholders'  right to call the Underlying  Securities shall not be considered a conflict of interest with the Certificateholders for purposes of this provision.

         Section VI.14     Reports to  Warrantholders.  The Trustee shall furnish to the  Warrantholders  a copy of the report prepared for the  Certificateholders  pursuant to Section 4.2 of the Base Trust Agreement,  within a reasonable period of time after such report is furnished to the Certificateholders.

         Section VI.15     Access to Certain  Documentation.  Access to  documentation  regarding  the  Underlying  Securities  will be afforded without charge to any Warrantholders so requesting.

         Section VI.16     Reporting  Obligations.  During any  period in which the Trust is not  subject to Section 13 or 15(d) of the
Securities  Exchange Act of 1934, as amended,  the Trustee,  on behalf of the Trust, shall promptly furnish to holders of Call Warrants and prospective  purchasers of Call Warrants designated by such holders,  upon request of such holders or prospective  purchasers,  the information  required to be delivered pursuant to Rule 144A(d)(4) of the Securities Act of 1933, as amended,  to permit compliance with
Rule 144A in  connection  with the resale of Call  Warrants;  provided,  however,  that the Trust  shall not (a) be required to provide audited  financial  statements of the Trust or (b) be required to furnish Rule 144A  Information in connection with any request made on or after the date that is two years from the later of (i) the date such Call  Warrant (or any  predecessor  Call  Warrant) was acquired from the Trust or (ii) the date such Call Warrant (or any  predecessor  Call  Warrant) was last  acquired  from an  "affiliate"  of the
Trust within the meaning of Rule 144. The Trustor shall advise and  reasonably  cooperate

                                                                 13

with the Trustee as to what  information,  if any, is required by Rule  144A(d)(4) of the Securities  Act of 1933, as amended,  and the
Trustee shall be entitled to rely on such advice of the Trustor.

         Section VI.17     Voting.  Notwithstanding anything to the contrary in the Base Trust Agreement or the Series Supplement,  the
Trustee  shall at no time vote in favor of or consent to any matter (i) which  would  alter the timing or amount of any  payment on the
Underlying Securities  (including,  without limitation,  any demand to accelerate the Underlying Securities) or (ii) which would result in the exchange or substitution of any Underlying  Security  whether or not pursuant to a plan for the refunding or refinancing or such
Underlying  Security,  except in each case with the unanimous consent of the  Warrantholders,  and subject to the requirement that such vote would not  materially  increase  the  likelihood  that the Trust will fail to qualify as a grantor  trust for  federal  income tax purpose,  and, in any event,  that the Trust will not fail to qualify as either a grantor trust or  partnership  (other than a publicly traded  partnership  treated as a  corporation)  under the Code,  such  determination  to be based  solely on an  Opinion  of  Counsel;
provided,  however,  that the  foregoing  shall not apply to any tender of  Underlying  Securities  pursuant  to a tender  offer at the direction of a Warrantholder in accordance with the terms of the Warrants.

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         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          SYNTHETIC FIXED-INCOME SECURITIES, INC.,
                                             as Trustor

                                          By: /s/ James Whang
                                               Name: James Whang
                                               Title:  Director

                                          U.S. BANK TRUST NATIONAL ASSOCIATION,
                                               not in its individual capacity but solely as Trustee and Authenticating Agent

                                          By: /s/Janet O'Hara
                                               Name: Janet O'Hara
                                               Title: Assistant Vice President

                                          U.S. BANK TRUST NATIONAL ASSOCIATION,
                                               as Warrant Agent

                                          By: /s/Janet O'Hara
                                               Name: Janet O'Hara
                                               Title: Assistant Vice President

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